Midwest IDEAS Investor Conference

August 2025

SPAR

Disclaimer

This Presentation contains "forward-looking statements" within the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, made by, or respecting, SPAR Group, Inc., and its subsidiaries (the "Company"). "Forward-looking statements" are defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and other applicable federal and state securities laws, rules and regulations, as amended.

All statements (other than those that are purely historical) are forward-looking statements. Words such as "may," "will," "expect," "intend", "believe", "estimate", "anticipate," "continue," "plan," "project," or the negative of these terms or other similar expressions also identify forward-looking statements. Forward-looking statements made by the Company in this Presentation may include (without limitation) statements regarding: risks, uncertainties, cautions, circumstances and other factors ("Risks"); and plans, intentions, expectations, guidance, including, in particular, the company's priorities and goals. The Company's forward-looking statements also include (without limitation) those made in the Company's Amended Annual Report on Form 10-K for the year ended December 31, 2024, as filed with the Securities and Exchange Commission (the "SEC") on July 17, 2025. The Company's forward-looking statements also may include (without limitation) updates and other disclosures made in the Company's Quarterly Reports, Current Reports and other SEC filings since that Annual Report was filed.

You should carefully review and consider the Company's forward-looking statements (including all risk factors and other cautions and uncertainties) and other information made, contained or noted in or incorporated by reference into this Presentation, but you should not place undue reliance on any of them, including, in particular, the Company's priorities and goals. The results, actions, levels of activity, performance, achievements or condition of the Company (including its affiliates, assets, business, clients, capital, cash flow, credit, expenses, financial condition, income, liabilities, liquidity, locations, marketing, operations, performance, prospects, sales, strategies, taxation or other achievement, results, risks, trends or condition) and other events and circumstances planned, intended, anticipated, estimated or otherwise expected by the Company (collectively, "Expectations"), and our forward-looking statements (including all Risks) and other information reflect the Company's current views about future events and circumstances. Although the Company believes those Expectations and views are reasonable, the results, actions, levels of activity, performance, achievements or condition of the Company or other events and circumstances may differ materially from our Expectations and views, and they cannot be assured or guaranteed by the Company, since they are subject to Risks and other assumptions, changes in circumstances and unpredictable events (many of which are beyond the Company's control). In addition, new Risks arise from time to time, and it is impossible for the Company to predict these matters or how they may arise or affect the Company. Accordingly, the Company cannot assure you that its Expectations will be achieved in whole or in part, that it has identified all potential Risks, or that it can successfully avoid or mitigate such Risks in whole or in part, any of which could be significant and materially adverse to the Company, the Company's ability to achieve its 5-Year Vision (including as described on page 11 hereof), and the value of your investment in the Company's Common Stock.

These forward-looking statements reflect the Company's Expectations, views, Risks and assumptions only as of the date of this Presentation, and the Company does not intend, assume any obligation, or promise to publicly update or revise any forward-looking statements (including any Risks or Expectations) or other information (in whole or in part), whether as a result of new information, new or worsening Risks or uncertainties, changed circumstances, future events, recognition, or otherwise.

INVESTMENT THESIS

1. SPAR offers services that solve retailer and brands needs in a huge addressable market
2. SPAR has momentum in the North American market – doubling its size in the US and Canada in four years, and with a significant pipeline relative to current revenue
3. Advances in Technology and AI are providing real time actionable shelf data changing the external market, while providing opportunity to reengineer internal operations
4. SPAR is a simpler, more optimized business which allows for a renewed focus on growth with our longstanding world class client base
5. Opportunity in the near term, to expand EBITDA margins, increase net income, and enhance Shareholder returns in a low CAPEX business


SPAR
Solving the $1tn Retail and Brand Inventory Challenge

GROWING INDUSTRY PROBLEM

Retail and brands struggle to manage product across the supply chain…

$1.77tn[1]

A global inventory distortion problem


Out of Stocks $1,200B
Overstocks $562B

Results in over-buying and labor spending the majority of their time resolving inventory issues…

63%[2]

Inventory accuracy in the U.S.



"Empty is Always Wrong"

…and ultimately the loss of revenue and profit

$1.2tn[1]

Retail lost sales due to out-of-stocks

Sources: 1. IHL Group, 2. Procurement Tactics, "Inventory Management Statistics, February 2025

SPAR

SPAR EXPERIENCED MERCHANDISERS AND REMODELERS

#EveryStoreEveryDay







- ✓ Audits
- ✓ Product Replenishment
- ✓ Resets
- ✓ Remodels
- ✓ Product Assembly
- ✓ Planogram Integrity
- ✓ Displays and Fixtures
- ✓ Price Verification
- ✓ Surveys
- ✓ Image Capture

- **7,000+** associates U.S. and Canada
- **230+** Clients, **12+** years average tenure
- **19%** growth in US and Canada in 2024[1]
- **>30,000** doors weekly
- **50,000+** locations covered



[1] 19% growth in 2024 calculated without NMS joint venture

SPAR REAL-TIME DATA AND INTELLIGENCE SERVICES

Revolutionizing retail and brand performance through intelligent image capture

Cloud-based, proprietary SPARview enables communication, planning, analyzing and optimizing data-driven decision-making from the store to corporate office

- ✓ Cloud-based technology
- ✓ Shelf Image Capture
- ✓ Digitizing in-stock intelligence
- ✓ Compliance monitoring
- ✓ Service tracking
- ✓ Real-time insights

7m+ images captured annually, **26m+** inventory data points[1]



SPAR

[1] 2024 Numbers from U.S. only

COMPANY TRANSFORMATION COMPLETE

Simpler, optimized business focused on growth and profitability

- Exited 8 international joint ventures - Brazil, South Africa, China, India, Australia, Mexico, Romania, Turkey
- Exited 100% owned Japan
- Exited National Merchandising Services, U.S. based joint venture
- Acquired 49% minority interest in U.S. based Resource Plus
- Added $10m+ cash to the balance sheet
- Transitioned all tech to the cloud
- Right-sized organization
- Moving headquarters to a vibrant city near important Clients
- Re-organized to drive U.S. and Canada growth

LONG STANDING RELATIONSHIPS WITH WORLD CLASS CLIENTS

SAMPLE

Walmart — Save money. Live better.
Staples
P&G
L'ORÉAL
THE HOME DEPOT
CVS
ROSS — DRESS FOR LESS®
CLOROX
FAMILY DOLLAR
Trends International
DOLLAR TREE
SAMSUNG
TELUS
R.J. REYNOLDS TOBACCO
General Mills
TARGET
PETSMART
DOLLAR GENERAL
incomm
Office DEPOT
MCKESSON
KraftHeinz
AMERICAN GREETINGS
LOWE'S
MJHolding
FOSTER GRANT
NIVEA
Kimberly-Clark
Colgate
SPAR

FINANCIAL STRENGTH, POISED FOR MARGIN EXPANSION

Revenue for half 1 2025 at $73M.

In 10Qs, prior year includes consolidated entities now disposed.

Growing Revenue with US and Canada businesses up 5% 2Q 2025 over prior year quarter.

Half 1 SG&A includes one off costs related to the Highwire transaction.

Balance sheet includes cash of $14M.

Statement of Income (condensed, unaudited)

		(in thousands) 6 months ended June 30 2025
Net Revenue	$	**72,671**
Gross Profit		16,338
SG&A		13,807
EBITDA		**2,531**
Depreciation & Amortization		780
Operating Income		**1,751**
Interest		1,058
Other income		(2)
Income before tax		**695**
Income tax expense		234
Net Income	$	**461**

Balance Sheet (condensed, unaudited)

		(in thousands) at June 30 2025
Cash and cash equivalents	$	13,939
Accounts receiveable, net		44,370
Prepaid expenses, other current assets		2,259
Total current assets		**60,568**
Deferred Income taxes		4,095
All other assets		6,897
Total assets		**71,560**
Accounts payable		10,632
Accrued expenses and other liabilities		9,082
Line of credit, short term, long term debt		26,954
Total liabilities		**46,668**
Stockholders' equity		24,892
Total liabilities and stockholders' equity	$	**71,560**

SPAR

5-YEAR VISION

Drive Shareholder return, profitability and cash generation in the next stage of development, leveraging a simpler, more focused, more optimized US and Canada business.

Continue top line growth by excelling for Clients on what we do now, and exceeding their expectations as they demand more.

Build capability, in house and with partners, to provide services that are market leading, directly addressing the retail market's challenges and opportunities, adding value to Clients.

Enhance internal operations via technology, and deploying AI smartly, to make SPAR a better place to work.

Continue to be the most creative, energizing, and effective Retail services business in the world as measured by the success of our clients and growth of our people and capabilities.

SPAR

INVESTMENT THESIS

1. SPAR offers services that solve retailer and brands needs in a huge addressable market
2. SPAR has momentum in the North American market – doubling its size in the US and Canada in four years, and with a significant pipeline relative to current revenue
3. Advances in Technology and AI are providing real time actionable shelf data changing the external market, while providing opportunity to reengineer internal operations
4. SPAR is a simpler, more optimized business which allows for a renewed focus on growth with our longstanding world class client base
5. Opportunity in the near term, to expand EBITDA margins, increase net income, and enhance Shareholder returns in a low CAPEX business

INVESTOR
QUESTIONS

Investor Contact:

Three Part Advisors, LLC

Sandy Martin or Phillip Kupper

214-616-2207 or 817-778-8339


UNLOCKING OUR POTENTIAL